                     Securities and Exchange Commission
                           Washington, D.C. 20549
                                   Form 8-K/A

                               Current Report
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 27, 1997

                      GREAT WESTERN FINANCIAL CORPORATION
           (Exact name of registrant as specified in its character)

                                  Delaware
       (State or other jurisdiction of incorporation or organization)


           1-4075                                     95-1913457
   (Commission file number)             (I.R.S. Employer Identification No.)



       9200 Oakdale Avenue
      Chatsworth, California                            91311
      (Address of principal                           (Zip Code)
        executive offices)

                               (818) 775-3411
            (Registrant's telephone number, including area code)

                               Not applicable
  (Former name, former address and former fiscal year, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        99.1 Revised slide to the presentation to investment analysts which was filed with the Securities and Exchange Commission on May 22, 1997.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREAT WESTERN FINANCIAL CORPORATION

Date: May 27, 1997                   By:       /s/ J. Lance Erikson
                                                   ----------------------------
                                                   J. Lance Erikson
                                                   Executive Vice President,
                                                   Secretary and General
                                                   Counsel

EVOLUTION OF A
SUPER-REGIONAL FRANCHISE

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                       [MAP OF THE WESTERN UNITED STATES]

                                    1987(a)

                        Assets                 $5.7B
                        Loans                   3.0B
                        Deposits                3.5B
                        Equity                316.9mm
                        Stock Price             6.28
                        Market Capitalization 211.9mm


                       [MAP OF THE WESTERN UNITED STATES]


                                   1997: Q1

                        Assets                $46.1B
                        Loans                  32.2B
                        Deposits               24.3B
                        Equity                  2.4B
                        Stock Price            48.31
                        Market Capitalization   5.7B

(a) As of and for the latest twelve months ended 12/31/87.

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